Intermolecular Appoints Dr. Bruce McWilliams as President and Chief Executive Officer

SAN JOSE, Calif. – October 13, 2014 -- Intermolecular, Inc. (Nasdaq: IMI)— accelerating research and development for semiconductor and clean energy industries—today announced that Dr. Bruce McWilliams has been appointed President and Chief Executive Officer. David Lazovsky has resigned as President and Chief Executive Officer and from the Board of Directors to pursue other interests.
“We are grateful to Dave for his many years of service in leading Intermolecular from its inception,” said Bruce McWilliams. “I have been on the board of IMI since its earliest stages, and am excited about the opportunity to build on the foundation that Dave created. I know the IMI team and technologies well, and am looking forward to working with our customers to realize the value of our unique R&D platform and capabilities.”
Dr. McWilliams has served on the Intermolecular board since 2005 and as the Chairman of the Board of Directors since June 2014. He most recently served as the Chief Executive Officer of SuVolta from June 2009, and was the Chief Executive Officer of Tessera from 1999 to 2008. He has also worked in the fields of silicon chip-based display, multi-chip module manufacturing and solar heating technology. Dr. McWilliams holds B.S., M.S. and Ph.D. degrees in physics from Carnegie Mellon University.

About Intermolecular, Inc.
Intermolecular® has pioneered a proprietary approach to accelerate research and development, innovation and time-to-market for the semiconductor and clean energy industries. The approach consists of its proprietary High Productivity Combinatorial (HPC™) platform, application-specific workflows and its multi-disciplinary team. Through paid collaborative development programs (CDPs) with its customers, Intermolecular develops proprietary technology and intellectual property for its customers focused on advanced materials, processes, integration and device architectures. Founded in 2004, Intermolecular is based in San Jose, California. “Intermolecular” and the Intermolecular logo are registered trademarks; and “HPC” is a trademark of Intermolecular, Inc.; all rights reserved. Learn more at www.intermolecular.com.

3011 North First Street, San Jose, CA 95134 (408) 582-5700 / (408) 582-5401 fax

Forward-Looking Statements
Statements made in this press release that are not statements of historical fact are forward-looking statements. Forward-looking statements are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, but are not limited to, projections about our R&D platform capabilities, and our ability to effectively engage with customers. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from expectations, including, but not limited to, the company’s ability to execute on its strategy, prove its business model and remain technologically competitive in rapidly evolving industry conditions; commercial acceptance of the HPC platform and methodology as effective R&D tools; the company’s ability to achieve and sustain profitability; the ability of customers to achieve their announced product roadmaps in a timely manner; the extent to which the company is able to successfully extend and expand relationships with existing customers; the company’s ability to manage the growth of its business; the rapid technology changes and volatility in the semiconductor industry; the early stage of development of the clean energy industry; the potential need for future capital to finance the company’s operations; and other risks described in the company’s 2013 Form 10-K and quarterly reports on Form 10-Q, each as filed with the SEC and available at www.sec.gov, particularly in the sections titled “Risk Factors.” Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Intermolecular assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.
Contacts

Media
David Moreno
MCA Public Relations
dmoreno@mcapr.com
+1.650.968.8900 x125

Investors
Rick Neely
Intermolecular
Sr. Vice President and Chief Financial Officer
rick.neely@intermolecular.com
+1.408.582.5430

Source: Intermolecular

3011 North First Street, San Jose, CA 95134 (408) 582-5700 / (408) 582-5401 fax